1 Bank of America Merrill Lynch Banking and Financial Services Conference David Nelms Chairman & Chief Executive Officer November 10, 2009 Exhibit 99.1

2
Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included in the Company’s Current Report on Form 8-K dated
September 17, 2009, Quarterly Report on Form 10-Q for the quarter ended August 31, 2009 and Annual Report on
Form 10-K for the year ended November 30, 2008, which are on file with the SEC and available on the Company’s website at www.discoverfinancial.com.  Certain reconciliations are also included at the end of this presentation.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-
looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the
Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business –
Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial
Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended November 30,
2008, and “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations” in the Company’s Quarterly Reports on Form 10-Q for the quarters ended February 28, 2009, May 31,
2009 and August 31, 2009, which are on file with the SEC.
Certain historical financial information about the Company that we have included in this presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during the periods presented.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover
®
, PULSE
®
, Cashback Bonus
®
, Discover
®
Network and
Diners Club International
®
.  All other trademarks, trade names and service marks included in this presentation are the property of their respective owners.

DISCOVER

DISCOVER

DISCOVER

pulse

Diners Club INTERNATIONAL

Company Overview
Note(s):
Balances as of August 31, 2009; volume based on the trailing four quarters ending 3Q09; refer to appendix for reconciliation of GAAP to managed data
U.S. Card Issuing
•
Leading cash rewards program
•
Loyal, prime customer base
•
$48Bn in managed receivables
Direct Banking
•
$10Bn direct consumer deposits
•
$3Bn personal and student loans
•
$110Bn volume
•
4,500+ issuers
•
$97Bn volume
•
30+ issuers
•
$26Bn volume
•
49 franchises
•
185 countries/territories
PIN Debit/ATM Network
International Signature Network
North American Signature Network

Financial Strength
•
Profitable year-to-date, even
excluding settlement proceeds
•
Managed revenue: $9Bn
•
Total managed assets: $68Bn
•
Market capitalization: $7.5Bn
•
Total volume: $234Bn
•
Total transactions: 4.3Bn
•
Annual rewards payout: >$700MM
$1.57
$1.28
$1.79
YTD 3Q07 YTD 3Q08 YTD 3Q09
YTD Earnings Per Share
(1)
Key Statistics
(2)
Note(s)
1. Diluted EPS from continuing operations
2. As of August 31, 2009; managed revenue, total volume and total transactions based on the trailing four quarters ending 3Q09; refer to appendix for reconciliation of
GAAP to managed data

5 5
Manage conservatively in a challenging environment
• Superior credit performance vs. competitors
• Conservative loan growth
• Increase net interest margin and revenues
• Reduce expenses
• Focus on capital/liquidity/funding
Performance Priorities – Current

1986
1987
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1995
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1998
1999
2000
2001
2002
2003
2004
2005
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2007
2008
2009

1986
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1990
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1999
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2001
2002
2003
2004
2005
2006
2007
2008
2009

6 6
0%
50%
100%
150%
200%
Unemployment and Underemployment Rates
Current Environment
Source Bureau of Labor Statistics; recessions shaded
Source The Conference Board
Consumer Confidence
0%
3%
6%
9%
12%
15%
18%
Unemployment Unemployed plus Underemployed (Persons Working Part-Time due to Economic Reasons)

Managed Net Charge-off Rate – 3Q09
(1)
Loss Guidance

Credit Quality Leader
8.6%
8.9%
9.6%
10.2%
10.3%
13.9%
DFS AXP COF C JPM BAC
(2)
• Continue to expect 4Q09 managed
net charge-off rate to be in range of
8.5-9% versus 8.4% in 3Q09
• Will continue to maintain reserves
reflecting credit conditions
Total Managed Portfolio U.S. Credit Card Portfolio
Source: Company Earnings Releases
Note(s)
1. Refer to appendix for reconciliation of GAAP to managed data
2. Branded NA Cards

Conservative Loan Growth
3Q09 Update
• Total managed loans were
unchanged from 2Q09
– Strong growth in student loans
• Credit card loans were down 2%
from 2Q09
– Significant reductions in
balance transfers
(1%)
(2%)
(10%)
(11%)
(11%)
(19%)
C DFS BAC COF JPM AXP
U.S. Credit Card Receivables
(1)
3Q YOY % Change
Note(s)
1. Based on 3Q09 quarterly reports; refer to appendix for reconciliation of GAAP to managed data
2. Branded NA Cards
3. U.S. Card
4. Card Services
(2) (3) (3) (3) (4) (3)

Managed Net Interest Margin
(1)

Margin Expansion
7.75%
8.54%
9.42%
2007 2008 YTD 3Q09
3Q09 Update
• Impact of portfolio rebalancing
• Significant reduction in
promotional rates
• Cost of funds remains low
+167bps
Note(s)
1. Refer to appendix for reconciliation of GAAP to managed data

Non-Interest Expense
(1)
(%)

Expense Management
3Q09 Update
• U.S. Card expenses down 16% YOY
• Lowest quarterly operating expense
ratio in our history
• Increase in marketing spend in 4Q09
4.27%
4.93%
5.28%
2007 2008 YTD 3Q09
-101bps
Note(s)
1. Non-interest expense as a percent of managed loans; refer to appendix for reconciliation of GAAP to managed data

Other, 3%
ABS, 44%
Direct-to-
Consumer
& Affinity
Deposits,
18%
Brokered
Deposits,
34%
ABCP
Open
Lines, 1.5
Committed
Credit, 2.4
Liquidity
Reserve,
10.6
Fed
Discount
Window,
6.4
Capital, Funding and Liquidity
(1)
Capital Ratios Funding Mix (%)
Total
$56Bn
Contingent Liquidity ($Bn)
Total
$21Bn
• Total capital 15.9%
• Tier 1 capital 14.6%
• TCE/TMA 10.1%
• TCE/MR 13.8%
Recent Capital Market Transactions
• 7/09 Common Equity Raise $0.5Bn
• 7/09 DFS 10 Year Debt $0.4Bn
• 7/09  TALF ABS $1.5Bn
• 9/09 TALF ABS $1.3Bn
Note(s)
1. As of 3Q09, prior to 12/1/09 FAS 166/167 change; refer to appendix for reconciliation of GAAP to managed data

12 12
Build for the future
• Adjust business model for CARD Act
• Leverage Discover brand and leading Rewards program
• Continue to grow direct-to-consumer banking business
• Increase acceptance to drive higher sales
• Grow and integrate Diners Club/PULSE/Discover networks
Performance Priorities – Future

0%
2%
4%
6%
8%
10%
1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009
Managed Net Interest Margin ROMR
Assessing Impact of CARD Act
Introduction of:
• Promotional rates (1999)
• Risk-based pricing (2000)
• Differentiated cash APRs (2000)
• Delinquency repricing (2002)
Managed Net Interest Margin & ROMR
(1)
Note(s)
1. Calendar year data prior to 1998; ROMR is defined as return on managed receivables; refer to appendix for reconciliation of GAAP to managed data

Competitive Advantages
44%
22%
16%
14%
7%
6%
DFS JPM C AXP BAC COF
Cash Rewards Leadership Drives Loyalty
Cash Rewards Market Share
(1)
Note(s)
1. Household ownership of cash rewards cards; percentages add to more than 100% due to household use of multiple brands
Source 2008 TNS Consumer Card Research
• Highest household ownership of
cash reward cards
• 20+ years of cash rewards
experience and innovation
• Focus on clarity and simplicity
• Merchant funded rewards
• Best-in-class loyalty

Direct Banking Direct-to-Consumer Deposits
(1)
(Bn)
Direct-to-Consumer Banking Growth
Discover Personal Loans
• Superior alternative for
consolidating debt
• $1.3Bn in outstanding loans
• 86% cross-sell accounts
Discover Student Loans
• Federal and private student loans
• $1.4Bn in outstanding loans
• On preferred lender list at
700+ schools
$10.2
$4.8
$2.7
3Q07 3Q08 3Q09
Note(s)
1. Includes deposits originated through affinity relationships

Increasing Acceptance to Drive Higher Sales
U.S. Merchant Acceptance
• Agreements with over 100
merchant acquirers
• Implementation continues
(7%)
(11%)
(12%)
(13%)
(14%)
(15%)
DFS COF JPM AXP C BAC
U.S. Credit Card Sales
(1)
3Q YOY % Change
Note(s)
1. Based on 3Q09 quarterly reports
2. U.S. Card; sales volume, except AXP = sales & cash volume
3. Card Services; sales, BT & cash volume
4. Branded NA Cards; sales & cash volume
5. Global Cards; sales volume
• 5% increase in active merchants
• Building awareness via cost-efficient
targeted marketing
(2) (2) (3) (2) (4) (5)

Achieving Global Acceptance – ATM
Global ATM Network
- Over 650,000 ATMs
- Coverage in over 100 countries and continuing expansion
*Based on Internal Discover Network Data
Note: Once Discover Network completes its global interoperability initiative, each Diners Club International location is expected to accept Discover Network cards and vice-versa

Achieving Global Acceptance – Merchant POS
Global POS Network
Discover cards accepted at DCI merchant locations:
- Goal of 50+ countries/territories by year-end 2009
- Goal of 100 countries/territories by June 2010
- Goal of 125 countries/territories by year-end 2010
*Based on Internal Discover Network Data
Note: Once Discover Network completes its global interoperability initiative, each Diners Club International location is expected to accept Discover Network cards and vice-versa

1986 2009
Discover ®
revolutionized
credit cards
2005
• Debit network
acquisition
• International
network
acquisition
2008
2006
• First ZIP
SM
contactless
merchants
deployed
Leveraging Discover Assets to Drive Growth
• CUP partnership
announced
• JCB
partnership
announced
Continuous innovation and expansion:
• Global ATM network
• Network-to-network relationships
• Global merchant acceptance
• Contactless/EMV

20 20
Manage conservatively in a challenging environment
• Superior credit performance: 163bps lower charge-offs than industry average
(2)
• Conservative loan growth: +1% YOY, significant reduction in balance transfers
• Increase net interest margin: 95bps increase YOY
• Reduce expenses: 16% decrease in U.S. Card YOY
• Focus on capital/liquidity/funding: 10.1% TCE/TMA
Build for the future
• Adjust business model for CARD Act
• Leverage Discover brand and leading Rewards program
• Continue to grow direct-to-consumer banking business
• Increase acceptance to drive higher sales
• Grow and integrate Diners Club/PULSE/Discover networks
Performance Priorities
(1)
Note(s)
1.   Discover data as of 3Q09
2.   Managed net charge-offs (credit card loans); industry average includes 3Q09 results from most relevant reporting segments of DFS, JPM, C, BAC, COF and AXP

Bank of America Merrill Lynch Banking and Financial Services Conference David Nelms Chairman & Chief Executive Officer November 10, 2009

Appendix: Reconciliation of GAAP to Managed Data
3Q09
(1)
Revenue Net of Interest Expense ($000s)
GAAP Basis $7,132,139
Securitization Adjustments 1,798,454
Managed Basis $8,930,593
3Q09
Total Assets ($000s)
GAAP Basis $42,698,290
Securitization Adjustments 25,096,019
Managed Basis $67,794,309
3Q09
Net Charge-off Rate (%)
GAAP Basis 8.5%
Securitization Adjustments 8.8%
Managed Basis 8.6%
2Q09 3Q09
Credit Card Loans ($000s)
GAAP Basis $25,312,764 $22,721,603
Securitization Adjustments 23,590,868 25,414,036
Managed Basis $48,903,632 $48,135,639
(1) As of August 31, 2009, based on the trailing four quarters ending 3Q09

2007 2008 3Q09
Average Total Loans ($000's)
GAAP Basis $19,947,784 $21,348,493 $27,454,927
Securitization Adjustments 26,965,690 27,662,655 23,868,274
Managed Basis $46,913,474 $49,011,148 $51,323,201
Net Interest Margin (%)
GAAP Basis 6.8% 6.6% 7.6%
Securitization Adjustments 8.4% 10.1% 11.5%
Managed Basis 7.8% 8.6% 9.4%
Non-Interest Expense (%)
GAAP Basis 12.4% 11.3% 8.0%
Securitization Adjustments -                               -                              -
Managed Basis 5.3% 4.9% 4.3%
Return on Managed Loan Receivables (%)
GAAP Basis 3.0% 4.3% 3.4%
Securitization Adjustments -                               -                              -
Managed Basis 1.3% 1.9% 2.4%
Appendix: Reconciliation of GAAP to Managed Data

Appendix: Reconciliation of GAAP to Managed Data
3Q09
Tangible Common Equity/Tangible Assets (%)
GAAP Basis 16.0%
Securitization Adjustments 27.0%
Managed Basis 10.1%
Tangible Common Equity/Net Loans (%)
GAAP Basis 28.7%
Securitization Adjustments 26.7%
Managed Basis 13.8%